    As filed with the Securities and Exchange Commission on May 11, 2004
    ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(3)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-12


                   SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(a)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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

                  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

                            Your Vote is Important

Dear Shareholder:

   The Board of Directors (the "Board") of Smith Barney Managed Governments Fund Inc. (the "Fund") is asking you to consider and approve a proposal to change the investment objective of the Fund. The Fund's current investment objective is high current income consistent with liquidity and safety of capital. The proposed new investment objective is maximum total return consisting of capital appreciation and income, consistent with the preservation of capital. If the proposal is approved, the Fund will invest at least 80% of its net assets in a portfolio of intermediate-term, investment grade fixed income securities of U.S. issuers, and will invest up to 20% of its net assets in securities rated below investment grade and in non-U.S. dollar denominated debt, of which the Fund will be able to invest up to 10% of its assets in emerging market debt. If the proposal is approved, the Fund's name will be changed to "Smith Barney Core Plus Bond Fund Inc." The Fund's current portfolio managers, David A. Torchia and Roger Lavan, will continue to manage the Fund.

   We are pleased to invite you to attend a special meeting of shareholders to consider the approval of the proposal to change the Fund's investment objective to maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

   THE BOARD BELIEVES THAT THE PROPOSAL IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

   Detailed information about the proposal may be found in the attached Proxy Statement. You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund at the close of business on April 28, 2004. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope. We also encourage you to vote by touch-tone telephone, by facsimile or through the Internet. To vote by touch-tone telephone, call the toll-free number that appears on your proxy card or, if no toll-free number appears on your proxy card you may call PFPC Inc., the Fund's proxy solicitor, at 1-877-456-6399 between the hours of 8:00 a.m. and 8:00 p.m. (Eastern time).

   Voting by touch-tone telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the Internet, it will use reasonable procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

   Whichever voting method you use, please read the full text of the proxy statement before you vote.

   If you have any questions regarding the proposal, please feel free to call PFPC Inc., the Fund's proxy solicitor, at 1-877-456-6399 or your Smith Barney Financial Consultant or Service Agent.

   IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                         Respectfully,

                         /s/ R. Jay Gerken
                         R. Jay Gerken
                         Chairman, President and Chief Executive Officer

                                                                   May 12, 2004

                  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

                     Important News for Fund Shareholders

   While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal on which you are being asked to vote.

                         Q & A: QUESTIONS AND ANSWERS

Q:  WHY AM I RECEIVING THIS PROXY STATEMENT?

A: The purpose of the Proxy Statement is to seek shareholder approval of a proposal to change the Fund's investment objective. The Fund's current investment objective is high current income consistent with liquidity and safety of capital. The proposed new investment objective is maximum total return consisting of capital appreciation and income, consistent with the preservation of capital. Shareholder approval is required to change the Fund's investment objective.

Q:  HOW WILL THIS CHANGE AFFECT THE WAY THE FUND IS MANAGED?

A: If the proposal is approved, the Fund will no longer invest at least 80% of its assets in U.S. government securities, primarily mortgage-backed securities of U.S. government issuers. Instead, it will invest at least 80% of its net assets in intermediate-term (that is, securities with maturities between three and ten years), investment grade fixed income securities of U.S. issuers, including corporate securities and mortgage-backed securities of private issuers as well as government securities. The Fund will also be able to invest up to 20% of its net assets in high yield, high risk bonds (commonly known as "junk bonds") and non-U.S. dollar denominated fixed income securities, with no more than 10% of the Fund's net assets in emerging market debt securities.

If the proposal is approved, shareholders who wish to remain invested in a fund that invests primarily in U.S. government securities may want to consider an exchange at no sales load into another Smith Barney mutual fund that follows such a strategy, such as Smith Barney Government Securities Fund, which invests in U.S. government securities, or Smith Barney U.S. Government Securities Fund, which also invests in U.S. government securities, but which like this Fund invests primarily in mortgage-related securities of governmental issuers. Shareholders are urged to consult their Smith Barney Financial Consultant or Service Agent for more information about alternatives. An exchange into another fund would be a taxable event for shareholders who do not hold Fund shares in a tax-advantaged account.

Q:  WHAT ARE THE BENEFITS OF THE PROPOSED CHANGE?

A: The Fund's manager recommended, and the Board approved, the proposed change in the Fund's investment objective in order to provide shareholders with the potential for higher total returns and higher yields than the Fund provides under its current investment objective. The manager informed the Board of its belief that the proposed investment objective and investment strategies will be more attractive to investors than the Fund's current investment policies and, as a result, the Fund's assets are expected to increase if the manager receives shareholder approval to implement the new investment objective. In order that the future growth of the Fund will be consistent with the interests of existing shareholders, the Board and the manager have agreed upon a reduction in the Fund's management fees at higher asset levels. Shareholders are not being asked to approve the reduction in the Fund's investment advisory and administration fees because a reduction in the management fees can be adopted without shareholder approval.

The Board took note of the fact that the manager offers other government securities funds and considered that these funds had better performance and lower expense ratios than the Fund. The Board considered that over time the Fund's assets have been declining, and the manager's belief that under current and foreseeable market conditions the Fund's assets would continue to decline if it maintained its current investment objective and policies. The Board reviewed information presented by the manager regarding the performance of institutional accounts managed by David A. Torchia, one of the Fund's portfolio managers, that follow the investment policies proposed for the Fund under the proposed investment objective, and noted that these accounts have outperformed their benchmark index since inception. The Board acknowledged the increased risks inherent in the Fund's proposed investment policies but also took note of the strategies to be used in managing those risks. The Board reviewed the anticipated changes to the Fund's investments if the new investment policies are implemented and took note of the manager's statement that the portfolio restructuring would not be likely to have an adverse tax impact on the Fund's shareholders, due to the significant amount of capital loss carry-forwards that are available to offset any gains realized on the sale of portfolio securities.

Q:  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO CHANGE THE FUND'S INVESTMENT OBJECTIVE.

Q:  WHO DO I CALL FOR MORE INFORMATION?

A: Please call PFPC Inc., the Fund's proxy solicitor, at 1-877-456-6399 or your Smith Barney Financial Consultant or Service Agent.

Q:  HOW CAN I VOTE MY SHARES?

A:  Please choose one of the following options to vote your shares:

   .   By mail, with the enclosed proxy card;

   . By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to PFPC Inc., the Fund's proxy solicitor, at 1-877-456-6399;

   . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site;

   . By facsimile, by sending your signed proxy card to the toll-free fax number that appears on your proxy card; or

   .   In person at the special meeting.

                  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
                               125 Broad Street
                           New York, New York 10004

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               -----------------

                          To Be Held On June 28, 2004

                               -----------------

To the Shareholders of Smith Barney Managed Governments Fund Inc.:

   Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney Managed Governments Fund Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York 10022 on June 28, 2004, at 10:00 a.m., local time, for the following purposes:

   (1) To approve a change in the Fund's investment objective; and

   (2) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

   This proposal is discussed in greater detail in the attached proxy statement.

   If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the proposal. The appointed proxies will vote, in their discretion, on any other business as may properly come before the Special Meeting or any adjournments thereof.

   THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

   Holders of record shares of the Fund at the close of business on April 28, 2004 are entitled to vote at the Special Meeting and at any adjournment(s) thereof. As a convenience to shareholders, you can vote in any of five ways:

   .   By mail, with the enclosed proxy card(s);

   . By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to PFPC Inc., the Fund's proxy solicitor, at 1-877-456-6399;

   . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site;

   . By facsimile, by sending your signed proxy card to the toll-free fax number that appears on your proxy card; or

   .   In person at the Special Meeting.

   If you have any questions regarding the proposal, please feel free to call PFPC Inc. at 1-877-456-6399 or your Smith Barney Financial Consultant or Service Agent.

                           By order of the Board of Directors,

                           Robert I. Frenkel
                           Secretary

May 12, 2004

                               -----------------

   YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD (UNLESS YOU ARE VOTING BY TOUCH-TONE TELEPHONE OR FAX OR THROUGH THE INTERNET) AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

                     Instructions for Signing Proxy Cards

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   Registration                          Valid Signature
                   ------------                          ---------------
 Corporate Accounts
 -
 (1) ABC Corp..................................... ABC Corp.
 (2) ABC Corp..................................... John Doe, Treasurer
 (3) ABC Corp. c/o John Doe, Treasurer............ John Doe
 (4) ABC Corp. Profit Sharing Plan................ John Doe, Director

 Fund Accounts
 -
 (1) ABC Fund..................................... Jane B. Doe, Director
 (2) Jane B. Doe, Director u/t/d 12/28/78......... Jane B. Doe, Director

 Custodial or Estate Accounts
 -
 (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
     UGMA......................................... John B. Smith
 (2) Estate of John B. Smith...................... John B. Smith Jr., Executor

                  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 28, 2004

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Smith Barney Managed Governments Fund Inc. (the "Fund") for use at the Special Meeting of Shareholders to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York 10022 on June 28, 2004 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting" or the "Meeting").

   The Board is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting, at which shareholders will be asked to consider and approve the proposal described below. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about May 12, 2004 or as soon as practicable thereafter.

   The close of business on April 28, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

   The only proposal to be considered at the meeting is a proposed change in the Fund's investment objective, which can be changed only by shareholder vote. As discussed in further detail below, the Board has approved, and recommends for approval by shareholders of the Fund, a proposal to change the Fund's investment objective from the current objective of "high current income consistent with liquidity and safety of capital" to the proposed objective of "maximum total return consisting of capital appreciation and income, consistent with the preservation of capital." If shareholders approve the proposal, the Fund's primary investments will be changed to intermediate-term (that is, with maturities from three to ten years), investment grade fixed income securities of U.S. issuers, including corporate, mortgage-backed and government securities, with investment to a limited extent in high yield, high risk fixed income securities and non-U.S. dollar debt, including emerging market debt. The Fund's name would be changed to "Smith Barney Core Plus Bond Fund Inc." and its performance benchmark would be changed to the

Lehman Brothers U.S. Aggregate Bond Index. The Board has also approved a change to the Fund's total management fees to provide for a reduction in the fees at higher asset levels.

   Fund shareholders who want to continue to invest in a mutual fund that invests primarily in U.S. government securities will be able to exchange their shares of the Fund at no sales load into another Smith Barney mutual fund that follows that investment strategy. Such an exchange will be a taxable event, however, for shareholders who do not hold Fund shares in a tax-advantaged account.

   The cost of soliciting proxies and the expenses incurred in preparing this Proxy Statement and its enclosure will be borne by Smith Barney Fund Management LLC, the Fund's manager ("SBFM" or the "manager") or one of its affiliates. Solicitation costs are expected to be approximately $40,000. In addition, the manager will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers and regular employees of the manager, Citigroup Global Markets Inc. ("CGM"), an affiliate of the manager, or PFPC Inc., which has been engaged by the manager to assist in the proxy solicitation and tabulation of votes.

   The Fund currently issues four classes of shares of common stock, par value $0.001 per share ("Shares"), Class A, Class B, Class C and Class Y. For purposes of the matters to be considered at the Meeting, all Shares will be voted as a single class. As of the Record Date, the Fund had 34,947,384.808 Shares of common stock outstanding. Each Share is entitled to one vote, and any fractional Share is entitled to a fractional vote.

   If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the proposal. The presence in person or by proxy of stockholders of the Fund entitled to cast at least a majority of the votes entitled to be cast at the Meeting shall constitute a quorum at the Special Meeting. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Meeting. Approval of the proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"), which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. For purposes of the vote on the proposal, abstentions and broker non-votes will have the effect of votes against the proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address or by submitting a later-dated proxy to the Fund by mail at the above address or by telephone or through the Internet prior to the date of the Meeting.

   If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

   As of the Record Date, to the knowledge of the Fund, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) owned of record or beneficially 5% or more of any Class of the outstanding Shares of the Fund except as noted in the following table:

Title of Class Name and Address of Owner      Number of Shares Held Percent of Class
-------------- ------------------------------ --------------------- ----------------
   Class Y     Smith Barney Concert Series    2,883,248.079 Shares       20.85%
               SB Allocation Balanced
               State Street Bank: James Casey
               Two World Financial Center
               225 Liberty Street, 24th Floor
               New York, NY 10281-1008

   Class Y     Smith Barney Concert Series    2,071,129.757 Shares       14.98%
               Select Balanced
               State Street Bank: James Casey
               Two World Financial Center
               225 Liberty Street, 24th Floor
               New York, NY 10281-1008

   Class Y     Smith Barney                   1,708,979.676 Shares       12.36%
               Illinois College Pro Fixed Inc
               State Street Bank: James Casey
               Two World Financial Center
               225 Liberty Street, 24th Floor
               New York, NY 10281-1008

Title of Class Name and Address of Owner      Number of Shares Held Percent of Class
-------------- ------------------------------ --------------------- ----------------
   Class Y     Smith Barney                   1,538,490.250 Shares       11.13%
               Illinois College Pro Port 4
               State Street Bank: James Casey
               Two World Financial Center
               225 Liberty Street, 24th Floor
               New York, NY 10281-1008

   Class Y     Smith Barney Concert Series    1,381,748.740 Shares       10.00%
               SB Allocation Conservative
               State Street Bank: James Casey
               Two World Financial Center
               225 Liberty Street, 24th Floor
               New York, NY 10281-1008

   Class Y     Smith Barney                   1,199,606.362 Shares       8.57%
               Illinois College Pro Port 2
               State Street Bank: James Casey
               Two World Financial Center
               225 Liberty Street, 24th Floor
               New York, NY 10281-1008

   Class Y     Smith Barney                   1,126,775.406 Shares       8.15%
               Illinois College Pro Port 5
               State Street Bank: James Casey
               Two World Financial Center
               225 Liberty Street, 24th Floor
               New York, NY 10281-1008

   Class Y     Smith Barney                   1,098,396.463 Shares       7.94%
               Illinois College Pro Port 3
               State Street Bank: James Casey
               Two World Financial Center
               225 Liberty Street, 24th Floor
               New York, NY 10281-1008

   Class Y     Smith Barney Concert Series    809,757.412 Shares         5.86%
               SB Allocation Income
               State Street Bank: James Casey
               Two World Financial Center
               225 Liberty Street, 24th Floor
               New York, NY 10281-1008

   As of the Record Date, the officers and Directors of the Fund as a group owned less than 1% of the Fund's outstanding Shares.

   Shareholders may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by Internet: access the website listed on the proxy card; you will need the control number located on the proxy card; (3) by touch-tone telephone: dial the toll-free number listed on the proxy card; you will need the control number located on the proxy card; (4) by facsimile: send your signed proxy card to the toll-free fax number listed on the proxy card; or (5) in person at the Special Meeting.

   If the Fund records votes by touch-tone telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted as described above.

   The principal executive office of the Fund is located at 125 Broad Street, New York, NY 10004. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the Fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup.

   The Fund provides annual and semiannual reports to its shareholders that provide additional information about the Fund's investments and discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may receive an additional copy of the most recent annual report of the Fund and a copy of any more recent semiannual report, without charge, by calling the Fund at (800) 451-2010 or by writing to the Fund at Smith Barney Managed Governments Fund Inc., 125 Broad Street, New York, New York 10004.

                                   PROPOSAL

                        CHANGE IN INVESTMENT OBJECTIVE

   The Board has approved, and recommends that shareholders of the Fund approve, a proposal to change the Fund's investment objective to "maximum total return consisting of capital appreciation and income, consistent with the preservation of capital." The Fund's current investment objective is a fundamental policy that cannot be changed without shareholder approval. If the proposal is approved, the new investment objective will also be a fundamental policy that cannot be changed without shareholder approval. The Board approved this proposal at a meeting held on April 14, 2004. For the reasons described below, the Board believes that the proposed change is in the best interests of shareholders.

Discussion

   Existing Investment Objective and Policies. The Fund's current investment objective is "high current income consistent with liquidity and safety of capital." To achieve this objective, the Fund currently invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or other investments with similar investment characteristics. The Fund invests primarily in mortgage-backed securities issued or guaranteed by U.S. government agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities represent the right to receive payments of principal and/or interest on a pool of mortgages. The Fund may hold any type of money market securities or cash for temporary defensive purposes.

   The Fund may, but need not, use derivative contracts, such as options on U.S. government securities, interest rate futures and options on interest rate futures, to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities, or as a cash flow management technique. The Fund may invest up to 30% of its assets in mortgage dollar roll transactions, which are transactions in which the Fund sells a mortgage-backed security and simultaneously agrees to repurchase, at a future date, another mortgage-backed security with the same interest rate and maturity date, but backed by a different pool of mortgages. The Fund may also invest up to 33% of its assets in reverse repurchase agreements, which are transactions in which the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and an agreement to repurchase the security at an agreed-upon price and time. The Fund may engage in active and frequent trading, resulting in high portfolio turnover and the realization and distribution of higher capital gains and higher transaction costs.

   Proposed New Investment Objective and Policies. The proposed new investment objective is "maximum total return consisting of capital appreciation and income, consistent with the preservation of capital." If shareholders approve the new investment objective, the Fund will change its investment policies so that at least 80% of its net assets, plus any borrowings for investment purposes, will be invested in intermediate-term investment grade fixed income securities of U.S. issuers or other investments with similar economic characteristics, including corporate, mortgage-backed and government securities. Intermediate-term securities are those with maturities of between three and ten years at the time of purchase. Investment grade securities are those fixed income securities rated in the top four rating categories by a nationally recognized statistical rating organization (a "NRSRO"), such as the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or, if unrated, determined by the manager to be of comparable quality. Moody's considers securities rated Baa to have some speculative characteristics.

   The Fund will also be permitted to invest up to 20% of its net assets in high yield, high risk securities rated below investment grade (commonly known as "junk bonds") or, if unrated, determined by the manager to be of comparable quality, and in fixed income securities denominated in currencies other than the U.S. dollar, of which no more than 10% of the Fund's assets could be invested in fixed income securities of emerging market issuers. Securities rated below investment grade are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. Investment in non-U.S. dollar denominated debt will expose the Fund to the risks of investment in foreign securities, as discussed in greater detail below. Investment in emerging market debt securities presents risks of greater volatility of return and higher risk of default.

   The mix of corporate, mortgage-backed and government securities in the Fund's portfolio will be determined by the portfolio managers based on market conditions; there are no limits on the percentage of the Fund's assets that may be invested in any one of those asset classes.

   The Fund will be permitted to invest in derivatives, such as options, futures contracts, options on futures contracts, currency transactions and swaps, to increase total return as well as for hedging purposes. The Fund will be permitted to hold any type of money market securities or cash for temporary defensive purposes.

   If shareholders approve the proposal, it is anticipated that the new investment objective and policies for the Fund will become effective on or about July 9, 2004. While it is expected that the portfolio managers will sell approximately 70% of the Fund's current portfolio securities to effect the new investment policies, it is not anticipated that such sales will lead to capital gain distributions to the Fund's shareholders as a result of the substantial amount of capital loss carry-forwards that are available to offset such gains.

   The change in the Fund's investment objective from a principal focus on income to a focus on total return is intended to reflect the Fund's ability to invest in a wider variety of fixed income securities that present different and higher risks, as well as the potential for higher total return, than a portfolio of U.S. government securities. See "Risk Factors" below. There is no assurance that the Fund will achieve its investment objective.

   Factors Considered by the Board. The manager recommended, and the Board approved, the proposed change in the Fund's investment objective and investment policies in order to provide shareholders with the potential for higher total returns and higher yields than the Fund currently provides. The Board considered the fact that the Smith Barney fund family includes two other mutual funds that invest primarily in U.S. government securities and reviewed information regarding the performance and expense ratio of each such other fund in comparison to the Fund. The Board noted that these two funds had better long-term performance records and higher yields than the Fund, along with lower expense ratios. The Board considered that over time the Fund's assets have not grown or declined, and the manager's belief that under current and foreseeable market conditions the Fund's assets would continue to decline over time if it continued to invest principally in U.S. government securities. The Board further considered that the Fund's current co-portfolio manager, David A. Torchia, has managed institutional accounts following the same investment policies that the Fund would adopt under the proposed new investment objective, and noted that these accounts had performance superior to the Lehman Brothers U.S. Aggregate Bond Index since their inception in July of 2000.

   The Board took note of the manager's proposal to add a breakpoint in the Fund's management fee schedule that would permit Fund shareholders to benefit if the proposed investment objective and policies are successful in providing greater total return and growth in assets (see "Discussion--Proposed Breakpoint in Management Fees" below). The Board further considered that the costs of obtaining shareholder approval for the changes in the Fund's investment objective, including the costs of preparing, printing and mailing this Proxy Statement and reasonable expenses of outside counsel, would be assumed by SBFM or one of its affiliates.

   The Board reviewed information presented by the manager regarding the anticipated changes to the Fund's portfolio as a result of the new investment policies and took note of the manager's statement that the portfolio restructuring would not be likely to have an adverse tax impact on the Fund's shareholders, due to the significant amount of capital loss carry-forwards that are available to offset any gains realized as a result of sales of portfolio securities. Finally, the Board acknowledged the increased risks inherent in the Fund's new investment policies, but took note of the strategies to be used in managing those risks. See "Risk Factors" below.

   The Board approved the proposed change in the Fund's investment objective and recommends that shareholders approve the proposal, because the proposed investment objective and policies have the potential to provide the Fund's shareholders with higher total returns and higher yields than the Fund currently provides. While acknowledging that past performance is no guarantee of future performance, the Board took note of the fact that institutional accounts managed according to the investment policies and strategies that are proposed for the Fund have outperformed their benchmark index since inception. The Board further concluded that the change in the management fee schedule would permit Fund shareholders to benefit from a potential reduction in expenses if the new investment objective and policies prove successful in providing higher total returns and growth in assets. The Board acknowledged the higher risks inherent in the proposed investment policies and strategies but considered the risk management strategies employed by the manager to try to control those risks.

   The Board took note of the fact that the Smith Barney fund complex offers other U.S. government securities funds that have better long-term performance records and lower expenses than the Fund, and concluded that there were attractive alternatives available to Fund shareholders who wanted to continue to invest in U.S. government securities. Finally, the Board concluded that the changes to the Fund's portfolio that will result if shareholders approve the new investment objective should not have an adverse tax impact on shareholders, because the Fund has enough capital loss carry-forwards available to offset any gains realized on the sale of portfolio securities. Thus, the implementation of the new investment objective is unlikely to generate capital gains that are taxable to shareholders.

   After reviewing the above information provided by the manager, the Board of Directors, including those Directors who are not "interested persons" of the manager (the "Independent Directors"), unanimously approved the proposed changes to the Fund's investment objective and policies and the Fund's name and performance benchmark. The Independent Directors were advised by independent legal counsel throughout this process.

   Proposed Breakpoint in Management Fees. The Fund currently pays management fees at the annual rate of 0.65% of its average daily net assets, calculated daily and payable monthly, consisting of an advisory fee of 0.45% of average daily net assets and an administration fee of 0.20% of the Fund's average daily net assets. In connection with the proposed changes in the Fund's investment objective and policies, the manager advised the Board that it would amend the Fund's management fee schedule to provide that the Fund would pay an aggregate annual fee for advisory and administration services of 0.60% of the Fund's average daily net assets in excess of $500 million, calculated daily and payable monthly, consisting of a 0.42% advisory fee and a 0.18% administration fee. As of April 28, 2004 the Fund had net assets of $439 million, so the Fund's assets would have to grow by $61 million before the breakpoint would become effective. The change in the management fee schedule would permit Fund shareholders to benefit from potentially reduced expenses if the new investment objective and policies are successful in providing higher total returns and growth in assets.

   Additional Changes as a Result of the Proposal. If shareholders approve the proposed investment objective, the Fund's name will be changed to Smith Barney Core Plus Bond Fund Inc. and the Fund's benchmark will be changed from the Lehman Brothers Government Bond Index to the Lehman Brothers U.S. Aggregate Bond Index, which is considered a more appropriate index in light of the anticipated composition of the Fund's portfolio of securities. The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers U.S. Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's, S&P or Fitch Ratings.

Risk Factors

   Shareholders of the Fund should be aware that the proposed changes in the Fund's investment objective and policies would mean that the Fund would be subject to different and greater risks than under its current objective and policies. Since the Fund currently invests principally in mortgage-backed U.S. government securities, the Fund's principal risks are the following:

   . the risk that U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government will be unable to make payments of principal and/or interest on their obligations;

   . the risk that the value of the Fund's fixed income securities will decline if interest rates increase;

   . the risk that as rates decline, the issuers of mortgage-backed securities pay principal earlier than scheduled, forcing the Fund to reinvest the proceeds in lower yielding securities; and

   . the risk that as rates increase, the issuers of mortgage-backed securities pay principal on a slower schedule than anticipated, thereby locking in below-market rates and reducing the securities' value.

   Under the Fund's proposed investment objective, the Fund would continue to be subject to these risks, but its exposure to credit risk would be increased. The Fund would be able to invest in corporate debt, which presents higher credit risks than government securities, and to a limited extent in "junk bonds" and emerging market debt, which are considered to be speculative and have a higher risk of default than investment grade securities.

   The Fund's proposed investment objective and policies would also expose it to the risks of investment in foreign securities, which include:

   . the risk that fluctuations in the value of foreign currencies against the U.S. dollar may erase investment gains or add to investment losses;

   . the risk that less information is available about foreign issuers than about domestic issuers because of less rigorous accounting and regulatory standards in foreign countries than in the U.S.;

   . the risks of political and economic instability and adverse changes to U.S. or foreign tax or currency laws; and

   .   the risk that foreign securities may be less liquid than U.S. securities.

   Foreign securities also present valuation risks. They may trade on days when U.S. markets are closed and the value of those securities could change on days when Fund shareholders could not purchase or redeem Shares. The Fund would use the last market price or quotation on the market where the security is principally traded to value the security and perform its currency conversions at the close of the London Stock Exchange. However, there may be times when the value of a foreign security or currency is believed to have been materially affected by events occurring after the close of the foreign market or the London Stock Exchange. In such event, the security or its currency conversion would be valued at its "fair value" as determined in good faith by the Fund's Board of Directors, generally upon recommendations provided by the manager. If the Fund used fair value to value a security, its price for the security could be higher or lower than that of another fund that used market quotations or its own fair value methodology to price the security.

   Under the proposed investment objective, the Fund will remain subject to the risk that the manager's judgments about interest rates or the attractiveness, value or income or growth potential of a particular security will prove to be incorrect.

   The manager intends to use several strategies to try to manage these risks. First, the Fund will invest principally in securities with remaining maturities between three and ten years, which tend to have lesser fluctuations in value in response to interest rate changes than securities with longer maturities. Second, the manager intends to diversify the Fund's investments in high yield debt over various industries and employ a strict sell discipline. Third, the manager intends to base its selection of foreign securities on a top-down fundamental economic analysis combined with quantitative analytic tools, and for emerging market debt, to base its selection of countries based on fundamentals and its selection of sectors and individual securities on quantitative analysis. Of course, there can be no assurance that these strategies will succeed.

Portfolio Managers

   David A. Torchia and Roger Lavan will continue to serve as the Fund's portfolio managers if the proposal is approved by shareholders.

Required Vote

   As noted above, approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act.

   If shareholders do not approve the proposal, the manager would continue to manage the Fund according to its current investment objective and policies, but would reconsider the long-term viability of the Fund.

   THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE CHANGE IN INVESTMENT OBJECTIVE.

                            ADDITIONAL INFORMATION

Proposals of Shareholders

   The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement. The deadline is a reasonable time before the Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its inclusion.

   For business to be properly brought before a subsequent meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund no later than sixty days prior to the date of the meeting; provided, however, that if less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made. Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual or special meeting, (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of Shares of the Fund which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business. The timely submission of a notice does not guarantee that it will be acted upon at the meeting because the matter must be a proper subject for action at the meeting.

Shareholders' Request for Special Meeting

   The Board will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding Shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.

Other Matters To Come Before the Special Meeting

   The Fund does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY TOUCH-TONE TELEPHONE OR FAX OR THROUGH THE INTERNET).

                           By order of the Board of Directors,

                           Robert I. Frenkel
                           Secretary

Dated: May 12, 2004

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
                                     VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE
                                                 THE EXPENSE OF ADDITIONAL MAILINGS
                                                                                    VOTE VIA FACSIMILE: 1-877-226-7171
                                                                                    VOTE VIA INTERNET: www.proxyweb.com
                                                                                    VOTE VIA TELEPHONE: 1-800-690-6903
999 999 999 999 999                                              or Mail in Your Completed Proxy Card Today in the Enclosed Envelope

                                                                                                    SPECIAL MEETING OF SHAREHOLDERS:
                                                                                                         JUNE 28, 2004 AT 10:00 A.M.
SMITH BARNEY MANAGED GOVERNMENTS FUND INC.                                                 PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Smith Barney Managed Governments Fund Inc. (the "Fund") hereby appoints R. Jay Gerken,
Andrew B. Shoup, Richard Peteka, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Citigroup
Center, 153 East 53/rd/ Street, 14/th/ Floor, New York, New York 10048 on June 28, 2004 at 10:00 A.M., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 12,
2004 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                                                                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                                                           IN THE ENCLOSED ENVELOPE.

                                                                                     Date: _______________________, 2004

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                                                                       |                                                           |
                                                                       |                                                           |
                                                                       |                                                           |
                                                                       -------------------------------------------------------------
                                                                       Signature(s) Title(s), if applicable        (Sign in the Box)
                                                                       Note: Please sign exactly as your name appears on this Proxy.
                                                                       If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or
                                                                       corporate officer, please give your full title.

                                                                                                                               MG-MM









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

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
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.





This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                                                                                                          FOR   AGAINST   ABSTAIN

1. To approve a change in the Fund's investment objective.                                                [_]     [_]       [_]


2. To transact any other business which may properly come before the Meeting or any adjournment thereof.











                               NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.






                                                                                                                          MG-MM



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